Exhibit 10.85

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT") OR ANY STATE SECURITIES OR BLUE SKY LAWS AND MAY NOT BE OFFERED, SOLD, TRANSFERRED, HYPOTHECATED OR OTHERWISE ASSIGNED EXCEPT PURSUANT TO (A) A REGISTRATION STATEMENT WITH RESPECT TO SUCH SECURITIES WHICH IS EFFECTIVE UNDER THE ACT OR (B) AN AVAILABLE EXEMPTION FROM REGISTRATION UNDER THE ACT RELATING TO THE DISPOSITION OF SECURITIES, AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES AND BLUE SKY LAWS.

AURA SYSTEMS, INC.
CONVERTIBLE PROMISSORY NOTE DUE OCTOBER 2, 2017

$500,000.00                                                                                                           October 2, 2012

FOR VALUE RECEIVED, AURA SYSTEMS, INC., a Delaware Corporation (the “Company”) hereby promises to pay to the order of Peter Dalrymple, an individual (the “Holder”) the principal sum of Five Hundred Thousand Dollars ($500,000.00) (as reduced pursuant to the terms hereof pursuant to conversion or otherwise, the “Principal Amount”), together with accrued interest and other amounts owing from time to time hereunder, all as provided herein.

ARTICLE 1
DEFINITIONS

“Business Day” means any day other than Saturday, Sunday or other day on which commercial banks in The City of Los Angeles are authorized or required by law to close or be closed.

“Convertible Securities” means any instruments or evidences of indebtedness, bonds, debentures, notes, agreements, arrangements, commitments, shares or other securities (other than Options) directly or indirectly convertible into or exchangeable or exercisable for, or evidencing the right to subscribe for, Common Stock of the Company.

“Conversion Rate” means the number of shares of Common Stock determined by dividing (x) the portion of the Principal Amount to be converted by (y) the Conversion Price.

“Conversion Price” means $0.76, subject to adjustment as provided herein.

“Conversion Shares” means the shares of Common Stock issuable upon conversion of this Note in accordance with its terms. The number and character of Conversion Shares are subject to adjustment as provided herein.

“Issuance Date” means October 2, 2012.

“Options” means any rights, warrants or options to subscribe for, purchase or receive Common Stock or Convertible Securities.

“Person” shall mean and include an individual, a partnership, a corporation (including a business trust), a joint stock company, a limited liability company, an unincorporated association, a joint venture or other entity or a governmental authority.

ARTICLE 2
TERMS OF PAYMENT

2.1 Interest Rate. The Company shall pay interest on the unpaid Principal Amount of this Note from the Issuance Date until the Principal Amount is fully repaid at a rate per annum equal to seven percent (7%) (the “Interest Rate”).

2.2 Interest Payment Dates. Interest on this Note shall be payable monthly in arrears on the second (2nd) day of each calendar month (each, an "Interest Payment Date") commencing November 2, 2012. Interest shall be computed on the basis of the actual number of days elapsed over a 360-day year, including the first and the last day. The foregoing notwithstanding, any payment due hereunder which is due on a day which is not a Business Day shall be payable on the immediately subsequent Business Day without increase to the payment amount due. The interest so payable on any Interest Payment Date will be paid to the Person in whose name this Note is registered at 5:00 p.m., Los Angeles time, on the regular record date for such interest, which shall be the date five (5) Business Days immediately prior to the Interest Payment Date.

2.3 Maximum Lawful Interest Rate. Nothing contained in this Note shall, or shall be deemed to, establish or require the payment of a rate of interest or other charges in excess of the maximum permitted by applicable law. In the event that the rate of interest required to be paid or other charges under this Note exceeds the maximum permitted by such law, any payments in excess of such maximum shall be credited against amounts owed by the Company to the Holder and thus refunded to the Company.

2.4 Maturity Date.  The entire unpaid principal balance of this Note, together with all accrued and unpaid interest thereon and all other unpaid amounts owing under this Note shall be due and payable on October 2, 2017 (the “Maturity Date”). Upon payment in full of the outstanding principal balance of this Note and all accrued and unpaid interest thereon, this Note shall automatically be deemed canceled, shall be surrendered to the Company for cancellation and shall not be reissued.

2.5 Optional Prepayments. The Company may at any time voluntarily prepay or redeem the principal balance of this Note, without premium or penalty, in whole but not in part, upon payment of the outstanding Principal Amount hereof together with accrued and unpaid interest through the date of prepayment.    If the Company elects to prepay this Note under this Article 2, the Company shall furnish written notice to the Holder with respect to such voluntary prepayment not less than ten (10) calendar days prior to the proposed date of prepayment (a “Notice of Prepayment”).  Such notice shall be irrevocable. Upon receipt of a Notice of Prepayment, Holder may elect to convert the principal balance then outstanding under this Note, in whole or in part, into shares of Common Stock, pursuant to Article 3 below, provided however, that any such election by the Holder (and Holder’s Conversion Notice with respect to such election) must be received by the Company on or before 8:00 a.m. Los Angeles time on the proposed date of prepayment.

2.6 Manner of Payment. Payment of the Principal Amount, all interest and all other amounts payable with respect to this Note shall be made by wire transfer of immediately available funds to the Holder, provided however, that if the Holder shall not have furnished wire instructions in writing to the Company on or prior to the fifth (5th) Business Day immediately prior to the date on which the Company is required to make such payment, such payment may be made by check drawn on a United States bank and mailed to the address of the Person entitled thereto as such address shall appear in the Company’s records. All payments shall be in lawful currency of the United States of America. Any payments due hereunder which are due on a day which is not a Business Day shall be payable on the immediately subsequent Business Day without increase to the payment amount due

2.7 Registration of Note; Persons Deemed Owners.  The Company shall maintain at its principal executive office a register in which it shall register this Note, any assignments of this Note or any other notes issued hereunder and any other notes issued upon surrender hereof and thereof.  The entries in the Company’s register shall be conclusive and binding for all purposes absent manifest error. At the option of the Holder, this Note may be exchanged for one or more new notes of like tenor in the principal denominations requested by the Holder, and the Company shall, as soon as practicable after the surrender of this Note at the Company's principal executive office, deliver to the Holder such new note or notes.  In addition, each assignment of this Note, in whole or in part, shall be registered on the register immediately following the surrender of this Note at the Company's principal executive office.  Prior to due presentment for registration of any assignment of this Note, the Company may treat the person or entity in whose name this Note is registered as the owner and the Holder hereof for all purposes whatsoever, and the Company shall not be affected by notice to the contrary.Any attempted assignment or transfer in contravention of the terms of this Note shall be void.

ARTICLE 3
CONVERSION

3.1 Conversion. Subject to the terms and conditions of this Note, the Holder may, at any time and from time to time prior to the Maturity Date, upon giving written notice to the Company, elect to convert all or any portion of the outstanding Principal Amount of this Note into that number of whole Conversion Shares at the Conversion Rate as in effect on the date the notice of conversion is given. Any accrued and unpaid interest outstanding on the portion of this Note being converted at the time of such conversion will become immediately due and payable to the Holder in cash. Any accrued and unpaid interest on the principal portion of this Note that is not converted shall be due and payable in accordance with Article 2 above.

3.2 No Fractional Shares. The Company shall not issue any fraction of a share of Common Stock upon any conversion. In lieu of issuing fractional shares upon conversion of all or any portion of this Note, the Company shall pay cash in an amount equal to the product of the then applicable Conversion Price and the number of fractional shares that would otherwise be issuable hereunder.

3.3 Mechanism of Conversion. To convert all or any portion of the outstanding Principal Amount of this Note into shares of Common Stock on any date (a “Conversion Date”), the Holder shall deliver to the Company, for receipt prior to 5:00 p.m. Los Angeles time on the Business Day immediately prior to such Conversion Date, a copy of a fully completed and executed notice of conversion in the form attached hereto as Exhibit “A” (the “Conversion Notice”). Upon total or partial conversion of this Note, the Holder will surrender the original of this Note, duly endorsed, to the Company at its principal office. The Company will deliver a certificate or, if requested by the Holder, certificates for Conversion Shares issuable on conversion of this Note as soon as practicable after surrender of this Note for conversion (bearing such legends as may be required in the reasonable opinion of counsel to the Company), but the Person or Persons to whom such certificates are issuable will be considered the holder of record of the Conversion Shares from the time this Note is surrendered by the Holder. If less than all of the outstanding principal amount of this Note is converted pursuant to Paragraph 3.1 above, the Company will additionally deliver to the Holder an amended and restated Note, containing an original principal amount equal to that portion of the then-outstanding Principal Amount not converted containing the other terms and provisions of this Note and otherwise in form and substance reasonably satisfactory to the Holder. Upon the conversion of this Note, all rights of the Holder, except the right to receive the Conversion Shares in accordance with this Article 3, will cease as to that portion of the Note so converted and this Note will no longer be deemed to be outstanding as to that portion of the Note so converted.

ARTICLE 4
COVENANTS

4.1 Reservation of Shares Issuable Upon Conversion. The Company will at all times reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of effecting the conversion of this Note into Conversion Shares, such number of shares of its duly authorized shares of Common Stock as will from time to time be sufficient to effect the conversion of this Note into Conversion Shares in full (taking into account any applicable adjustments pursuant to Article 5 below). If at any time the number of authorized but unissued shares of Common Stock is not sufficient to effect the conversion of this Note into Conversion Shares, the Company will take such action as may, in the reasonable opinion of its counsel, be necessary to increase its authorized but unissued shares of Common Stock to such number as is sufficient for such purpose, including engaging in commercially reasonable efforts to obtain the requisite stockholder approval of any necessary amendment to its certificate of incorporation. The shares of Common Stock that may be issued upon the conversion of the rights represented by this Note will be duly authorized and will be validly issued, fully paid and non-assessable.

4.2 Registration. Holder has been advised that this Note has not been registered under the Securities Act of 1933 (as amended) (the “Act”), or any state securities laws and, therefore, cannot be resold unless it is registered under the Act and applicable state securities laws or unless an exemption from such registration requirements is available. Holder is aware that the Company is under no obligation to effect any such registration or to file for or comply with any exemption from registration. The foregoing not withstanding, if, on or before the Maturity Date, the Company shall determine to prepare and file with the Securities and Exchange Commission a registration statement relating to an offering for its own account or the account of others under the Act of any of its equity securities (other than on Form S-4 or Form S-8 (each as promulgated under the Act) or its then equivalents relating to equity securities to be issued in a primary offering by the Company, solely in connection with any acquisition of any entity or business or issuable in connection with stock option or other employee benefit plans, respectively), then the Company shall include in such registration statement or otherwise file a registration statement relating to the Conversion Shares; provided however, that the Company shall not be required to register any Conversion Shares that are eligible for sale pursuant to Rule 144 of the Act.

4.3 Change in Nature of Business. While this Note remains outstanding, the Company shall not directly or indirectly engage in any material line of business substantially different from those lines of business conducted by the Company on the Issuance Date or any business substantially related or incidental thereto.  The Company shall not directly or indirectly modify its corporate structure or purpose.

4.4 Transfer Taxes.  The issuance of certificates for shares of the Common Stock on conversion of this Note shall be made without charge to the Holder for any documentary stamp or similar taxes that may be payable in respect of the issue or delivery of such certificates, provided however, that the Company shall not be required to pay any tax that may be payable with respect to any transfer involved in the issuance and delivery of any such certificate upon conversion in a name other than that of the Holder of this Note and the Company shall not be required to issue or deliver such certificates unless or until the person or persons requesting the issuance thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.

ARTICLE 5
ADJUSTMENTS

5.1.
The number of Conversion Shares issuable upon conversion of this Note or any portion thereof and the Conversion Price therefor are subject to adjustment upon the occurrence of any of the following events between the Issuance Date and the sooner of the date that (i) all obligations hereunder are repaid or (ii) this Note is converted into Conversion Shares:

5.2.
Stock Dividends and Splits.  If the Company, at any time while this Note is outstanding, (i) pays a stock dividend on its Common Stock or otherwise makes a distribution on any class of capital stock that is payable in shares of Common Stock (which, for avoidance of doubt, shall not include any shares of Common Stock issued by the Company upon conversion of this Note), (ii) subdivides outstanding shares of Common Stock into a larger number of shares, (iii) combines outstanding shares of Common Stock into a smaller number of shares, or (iv) issues by reclassification of shares of the Common Stock any shares of capital stock of the Company, then in each such case the Conversion Price shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock outstanding immediately before such event and of which the denominator shall be the number of shares of Common Stock outstanding immediately after such event. Any adjustment made pursuant to clause (i) of this paragraph shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution, and any adjustment pursuant to clause (ii), (iii) or (iv) of this paragraph shall become effective immediately after the effective date of such subdivision, combination or reclassification.

5.3.
Pro Rata Distributions.  If the Company, at any time while this Note remains outstanding, shall distribute to all holders of Common Stock (and not to Holder) evidences of its indebtedness or assets or rights or warrants to subscribe for or purchase any security, then in each such case the Conversion Price shall be determined by multiplying such Conversion Price in effect immediately prior to the record date fixed for determination of stockholders entitled to receive such distribution (“Distribution Record Date”) by a fraction of which the denominator shall be the closing bid price determined as of the Distribution Record Date, and of which the numerator shall be such closing bid price on such Distribution Record Date less the then fair market value at such Distribution Record Date of the portion of such assets or evidence of indebtedness so distributed applicable to one outstanding share of the Common Stock as determined by the Board of Directors in good faith. In either case the adjustments shall be described in a statement provided to the Holder of the portion of assets or evidences of indebtedness so distributed or such subscription rights applicable to one share of Common Stock. Such adjustment shall be made whenever any such distribution is made and shall become effective immediately after the Distribution Record Date mentioned above.

5.4.
Issuance of Convertible Securities.  If, at any time while this Note remains outstanding, the Company issues or sells any Convertible Securities and the lowest price per share for which one share of Common Stock is issuable upon the conversion, exercise or exchange thereof is less than the then Conversion Price of this Note (such lower price, the “Dilutive Price”), then the Conversion Price of this Note shall be adjusted to reflect such Dilutive Price. Such adjustment shall be made upon the issuance or sale of the Convertible Security bearing a Dilutive Price. No further adjustment of the Conversion Price shall be made upon the actual issuance of such shares of Common Stock upon conversion, exercise or exchange of such Convertible Securities. No adjustment will be made to the Conversion Price of this Note with respect to any Convertible Securities issued or existing prior to the Issuance Date. The Company shall notify the Holder in writing, no later than three (3) Business Days following the issuance of any Convertible Securities bearing a Dilutive Price, indicating therein the applicable issuance price, or applicable reset price, exchange price, conversion price and other pricing terms.

5.5.
Adjustment for Reorganization, Consolidation, Merger. In case of any reorganization, reclassification or similar event involving the Company (or of any other corporation the stock or other securities of which are at the time receivable on the conversion of this Note) while this Note remains outstanding, or in the events that the Company shall consolidate with or merge with another entity during such time as this Note remains outstanding, then, and in each such case, the Holder, upon the conversion of this Note at any time after the consummation of such reorganization, consolidation or merger, will be entitled to receive, in lieu of the stock or other securities and property receivable upon the conversion of this Note prior to such consummation, the stock or other securities or property to which the Holder would have been entitled upon the consummation of such reorganization, consolidation or merger if the Holder had converted this Note immediately prior thereto, subject to further adjustment as provided in this Note, and, in such case, appropriate adjustment (as determined in good faith by the Board of Directors of the Company) will be made in the application of the provisions in this Article 5 with respect to the rights and interests thereafter of the Holder, to the end that the provisions set forth in this Article 5 will thereafter be applicable, as nearly as reasonably may be, in relation to any securities or other property thereafter deliverable upon the conversion of this Note. The successor or purchasing corporation in any such reorganization, consolidation or merger (if other than the Company) will duly execute and deliver to the Holder a supplement hereto reasonably acceptable to the Holder acknowledging such entity's obligations under this Note and, in each such case, the terms of the Note will be applicable to the shares of stock or other securities or property receivable upon the conversion of this Note after the consummation of such reorganization, consolidation or merger.

5.6.
Calculations.  All calculations under this Article 5 shall be made to the nearest cent or the nearest 1/100th of a share, as the case may be.  For purposes of this Article 5, the number of shares of Common Stock deemed to be issued and outstanding as of a given date shall be the sum of the number of shares of Common Stock (excluding any treasury shares of the Company) issued and outstanding

5.7.
Restriction on Transfer. This Note and the Common Stock issuable upon conversion of this Note have not been registered under the Securities Act, or the securities laws of any state or other jurisdiction. Neither this Note nor the Common Stock issuable upon conversion of this Note nor any interest or participation herein may be reoffered, sold, assigned, transferred, pledged, encumbered or otherwise disposed of in the absence of such registration or unless such transaction is exempt from, or not subject to, registration. Each certificate representing the shares of Common Stock issuable upon conversion of this Note, shall bear a legend substantially in the following form:

"The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended, and may not be transferred, pledged or hypothecated unless and until such securities are registered under such Act or an opinion of counsel satisfactory to the Company is obtained to the effect that such registration is not required."

ARTICLE 6
EVENTS OF DEFAULT

6.1           Events of Default. Each of the following events, and only the following events, will constitute an Event of Default (each, an “Event of Default”):

i.
the Company fails to pay (i) the principal of this Note or (ii) any interest payable under this Note or (iii) any other amount due hereunder within five (5) Business Days after such amount becomes due and payable; or

ii.
the Company fails, for any reason (except pursuant to applicable law, judicial order, or by reason of Holder’s action or inaction) to issue and deliver the Conversion Shares upon conversion of this Note within ten (10) Business Days of the Company’s receipt of a valid and fully-completed Conversion Notice from Holder.

6.2           Remedies Upon an Event of Default. If any Event of Default has occurred and is continuing, then, and in any such event, the Holder may, by notice to the Company, declare the outstanding Principal Amount of this Note (and all then-accrued and unpaid interest thereon) to be forthwith due and payable, whereupon the outstanding Principal Amount of this Note, all such accrued and unpaid interest and all such other amounts will become and be forthwith due and payable, without presentment, demand, protest, notice of acceleration, notice of intent to accelerate, or further notice of any kind.

ARTICLE 7
MISCELLANEOUS

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CONVERTIBLE PROMISSORY NOTE
10-02-2012

7.1 Loss, Theft, Destruction or Mutilation.  Upon receipt of evidence satisfactory to the Company of the loss, theft, destruction or mutilation of this Note and, in the case of such loss, theft or destruction, upon delivery to the Company of an indemnity undertaking reasonably satisfactory to the Company, or, in the case of any such mutilation, upon surrender of this Note to the Company, the Company will issue a new Note, of like tenor and principal amount, in lieu of or in exchange for such lost, stolen, destroyed or mutilated Note.  Upon the issuance of any substitute Note, the Company may require the payment to it of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other reasonable expenses in connection therewith.

7.2 Voting Rights. The Holder shall have no voting rights as the holder of this Note, except as required by law (including, without limitation, the Delaware General Corporation Law) and as expressly provided in this Note.

7.3 Construction; Headings. This Note shall be deemed to be jointly drafted by the Company and the Holder and shall not be construed against any Person as the drafter hereof. The headings of this Note are for convenience of reference and shall not form part of, or affect the interpretation of, this Note.

7.4 Notices and Demands.  All notices, demands and other communications provided for in this Note or made under this Note shall be in writing and hand delivered or sent by email or facsimile (with a copy thereof deposited, postage prepaid, in the United States mail on the same day that the email or facsimile is dispatched), or sent by overnight delivery, to the applicable party as follows (or, as to each party, at such other address as may be designated by such party in a written notice to the other party):

          If to Holder, to it at the following address:

Peter Dalrymple
13451 Belhaven Drive
Houston, TX  77069
Fax:

If to the Company, to it at the following address:

Aura Systems, Inc.
1310 East Grand Avenue
El Segundo, CA 90245
Fax: 310-640-6094
Attn: Melvin Gagerman

with a copy (which will not constitute notice) to:

The Law Offices of Tamara M. Kurtzman, P.C.
8383 Wilshire Blvd., Suite 919
Beverly Hills, California 90211
Fax: 323-782-8587
Attn: Tamara M. Kurtzman

All such notices and communications will be effective on the next Business Day after receipt.

7.5 Governing Law.  THIS NOTE SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, AND ALL QUESTIONS CONCERNING THE CONSTRUCTION, VALIDITY, INTERPRETATION AND PERFORMANCE OF THIS NOTE SHALL BE GOVERNED BY THE INTERNAL LAWS OF THE STATE OF CALIFORNIA, WITHOUT GIVING EFFECT TO ANY CHOICE OF LAW OR CONFLICT OF LAW PROVISION OR RULE THAT WOULD CAUSE THE APPLICATION OF THE LAWS OF ANY JURISDICTIONS OTHER THAN THE STATE CALIFORNIA AND ANY APPLICABLE LAWS OF THE UNITED STATES OF AMERICA. ANY SUIT, LEGAL ACTION OR SIMILAR PROCEEDING WITH RESPECT TO THIS NOTE SHALL BE BROUGHT EXCLUSIVELY IN THE COURTS OF THE STATE OF CALIFORNIA SITTING IN THE COUNTY OF LOS ANGELES, OR, IF THE STATE COURTS OF CALIFORNIA DO NOT HAVE JURISDICTION, THEN IN THE UNITED STATES DISTRICT COURT FOR THE CENTRAL DISTRICT OF CALIFORNIA. NOTHING CONTAINED HEREIN SHALL BE DEEMED TO LIMIT IN ANY WAY ANY RIGHT TO SERVE PROCESS IN ANY MANNER PERMITTED BY LAW.

7.6 Severability. Any provision of this Note which is prohibited or unenforceable in any jurisdiction will, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or thereof, and any such prohibition or unenforceability in any jurisdiction will not invalidate or render unenforceable such provision in any other jurisdiction.

7.7 Further Assurances. The Company from time to time after the Issuance Date at the request of the Holder and without further consideration will execute and deliver further instruments and take such other action as a party may reasonably require to fully implement the provisions of this Note. The Holder from time to time after the Issuance Date at the request of the Company and without further consideration will execute and deliver further instruments and take such other action as a party may reasonably require and as are customary to fully implement the provisions of this Note.

7.8 Amendments. No amendment, modification, supplement or waiver of any provision of or to this Note will in any event be effective unless the same is in writing and signed by the Holder and then such waiver or consent will be effective only in the specific instance and for the specific purpose for which given.

7.9 No Waiver; Remedies. The Holder may extend the time for payment of this Note, postpone the enforcement hereof, or grant any other indulgence without affecting or diminishing the Holder's right to full recourse against the Company hereunder, which right is expressly reserved.  No failure on the part of the Holder or Company to exercise, and no delay in exercising, any right hereunder will operate as a waiver thereof; nor will any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided at law, in equity or otherwise.

7.10 Successors and Assigns; Transfer. This Note is binding upon the successors and assigns of the Company and will inure to the benefit of the Holder and its respective successors and permitted assigns; provided however, that the Company will not assign, delegate or otherwise transfer any of its respective rights or obligations under this Note without the prior written consent of the Holder. The Holder may not assign, participate, pledge, grant a security interest in, or otherwise transfer all or any portion of its rights and obligations under this Note without the prior written consent of the Company. If the Company consents to any transfer, upon such transfer the Holder will notify the Company and the Company (at its expense) will execute and deliver a new promissory note, in substantially the form of this Note, to such Permitted Assign. The Company will maintain a registry to reflect any such Transfer on its registry or record books.

[signature page to follow]

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CONVERTIBLE PROMISSORY NOTE
10-02-2012

IN WITNESS WHEREOF, the Company has caused this Note to be executed and delivered by its duly authorized representative on the date first above written.

AURA SYSTEMS, INC.,
a Delaware corporation

By:
Melvin Gagerman
Chief Executive Officer

Accepted and agreed by:

_________________________________
Peter Dalrymple

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CONVERTIBLE PROMISSORY NOTE
10-02-2012

EXHIBIT “A”
NOTICE OF CONVERSION

The undersigned hereby elects to convert principal under the Convertible Promissory Note of AURA SYSTEMS, INC., a Delaware corporation (the “Company”), into shares of common stock (the “Common Stock”), of the Company according to the conditions hereof, as of the date written below.  If shares of Common Stock are to be issued in the name of a person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto and is delivering herewith such certificates and opinions as reasonably requested by the Company in accordance therewith.  No fee will be charged to the Holder for any conversion, except for such transfer taxes, if any.

By the delivery of this Notice of Conversion the undersigned represents and warrants to the Company that its ownership of the Common Stock does not equal or exceed the amounts specified in Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder regarding beneficial ownership.

The undersigned represents that it is an "accredited investor" within the meaning of the Securities Act. Holder has been advised that this Note has not been registered under the Securities Act, or any state securities laws and, therefore, cannot be resold unless it is registered under the Securities Act and applicable state securities laws or unless an exemption from such registration requirements is available. Holder is aware that the Company is under no obligation to effect any such registration or to file for or comply with any exemption from registration. The undersigned represents that it has not been formed solely for the purpose of making this investment and is acquiring the Security for its own account for investment, and not with a view to, or for resale in connection with, the distribution thereof. The undersigned agrees to comply with the prospectus delivery requirements under the applicable securities laws in connection with any transfer of the aforesaid shares of Common Stock pursuant to any prospectus.

Date to Effect Conversion:                                                                _____ Principal Amount of Note to be Converted: _

Interest Accrued on Account of Conversion at Issue:                                                                                                ____________

Number of shares of Common Stock to be issued:                                                                                                                                          ___

Signature:

Name:

Address for Delivery of Common Stock Certificates:

OR
DWAC Instructions:

Broker No:

Account No:

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CONVERTIBLE PROMISSORY NOTE
10-02-2012